Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Other Assets

5.    Other Assets

Other assets consist of the following (in thousands):

	December 31,
	2011	2010
Intangible assets:
In-place leases (including lease origination costs and fair market value of leases), net	$24,798	$14,228
Tenant relations, net	22,772	9,035

Total intangible assets	47,570	23,263
Other assets:
Prepaid expenses	10,375	11,566
Deposits	6,788	17,306
Other assets	2,893	3,473

Total other assets	$67,626	$55,608

The Company recorded amortization expense of approximately $8.2 million, $6.6 million and $7.1 million for the years ended December 31, 2011, 2010 and 2009, respectively. The estimated future amortization expense associated with the Company’s intangible assets is $11.0 million, $10.1 million, $7.4 million, $3.9 million and $3.3 million for the years ending December 31, 2012, 2013, 2014, 2015 and 2016, respectively.